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                                                                 EXHIBIT 10.40

                          REGISTRATION RIGHTS AGREEMENT


     Registration Rights Agreement (this "Agreement") dated as of February 10, 1998 by and among VMARK Software, Inc., a Delaware corporation (the "Company"), Unidata, Inc., and James T. Dresher, for the benefit of the persons listed on Exhibit A.

                                    RECITALS

     A. VMARK has entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Unidata, Inc., a Colorado corporation ("Unidata") dated as of October 7, 1997, as amended November 7, 1997. Capitalized terms not otherwise defined herein shall have the meanings afforded such terms within the Merger Agreement.

     B. Pursuant to the Merger Agreement, each share of Unidata's Class A common stock, no par value, and Class B common stock, no par value, outstanding immediately prior to the Effective Time (excluding Dissenting Shares and shares to be canceled pursuant to Section 1.06(b) of the Merger Agreement), shall be converted into the right to receive 0.44765 shares of the Company's common stock, $.01 par value per share ("Common Stock").

     C. The Merger Agreement provides that the Company shall enter into an agreement granting the persons or entities receiving shares of Common Stock pursuant to the Merger Agreement certain registration rights with respect to such shares on the terms and conditions set forth herein.

     In consideration of the foregoing, the covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Shares" shall mean shares of Common Stock of the Company issued to a Holder pursuant to the Merger Agreement in exchange for such Holder's shares of Unidata's common stock.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and as the same may be amended and in effect from time to time.


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          "Holders" shall mean the persons or entities listed on Exhibit A and their heirs, personal representatives, successors and assigns.

          "Registration Expenses" shall mean the expenses so described in
     Section 6.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Shares" means the Common Shares and any other shares of Common Stock of the Company issued in respect of the Common Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events) except for any such shares held by a Holder who or which, in the opinion of counsel for the Company, which counsel and opinion shall be reasonably acceptable to such Holder, may then sell all such shares within a ninety (90) day period pursuant to the volume limitations of Rule 144 or Rule 145(d) under the Securities Act (without regard to Rule 144(k)); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale of such shares pursuant to (i) a registration statement, (ii) Rule 144 or Rule 145 under the Securities Act, or (iii) any combination thereof.

          "Securities Act" shall mean the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect from time to time.

          "Selling Expenses" shall mean the expenses so described in Section 6.

     2. INCIDENTAL REGISTRATION. If at any time or times after the date hereof, the Company shall determine to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act, whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering thereof by stockholders (a "secondary offering"), or both (but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the Holders of Registrable Shares then outstanding, and will use its best efforts to effect the registration under the Securities Act of all Registrable Shares which the Holders may request in a writing delivered to the Company within fifteen (15) days prior to the anticipated filing date of such registration statement. Notwithstanding the foregoing, in the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Shares to be included in such an underwriting pursuant to this Section 2 may be reduced (PRO RATA among the requesting Holders based upon the number of shares of Registrable Shares owned by such Holders and its Affiliates) if and to the extent that the managing underwriter shall be of the opinion, confirmed in writing, that such inclusion would adversely affect the marketing of the

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securities to be sold by the Company therein, provided, however, that, prior to any such reduction, the Company shall first exclude from such registration, to the extent necessary, all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the Holders of Registrable Shares. For purposes of this Section 2, the term "Affiliate" shall mean, with respect to any person, (i) any other person who or which, directly or indirectly, is in control of, is controlled by or is under common control with such person, and (ii) any spouse, parent, child, or grandchild of such person. In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holder thereof agrees to the terms of the underwriting as reasonably proposed by the underwriters selected by the Company.

     3. REGISTRATION ON FORM S-3.

     3.1 Commencing after the Company has publicly announced its financial results for the second quarter of 1998, the Holders of Registrable Shares shall have the right to request and have effected not more than two registrations of Registrable Shares held by them on Form S-3 for a public offering thereof. The Company shall not be required to effect such a registration unless (i) such offering shall include not less than five hundred thousand Registrable Shares (subject to adjustment for stock splits, stock dividends, reclassifications, recapitalizations, or similar events), and (ii) the Company is at the time of such request entitled to use Form S-3. Such requests shall be in writing and shall state the number of Registrable Shares to be disposed of and the intended method of disposition of such shares by such Holder or Holders. The Company shall not be required to cause a registration statement requested pursuant to this Section 3 to become effective prior to ninety (90) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the holders of Registrable Shares to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that, if the request pursuant to this Section 3 is made prior to the expiration of such ninety (90) day period, the Company shall file the requested registration statement promptly after the Company receives such written request (but no less than thirty (30) days, and no more than sixty (60) days, after the effectiveness of the Company-initiated registration) and use its best efforts to achieve the effectiveness of such requested registration statement as promptly as practicable following such ninety (90) day period. In addition, if the Company shall furnish to the holders of Registrable Shares a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to file such registration statement shall be deferred for a period not to exceed 60 days from the date such certificate is furnished to the Holders, unless the reason for such deferral shall be an underwritten public offering initiated by the Company, in which case the deferral shall last until the completion of such offering but in no


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case to exceed 180 days from the date such certificate is furnished to the
Holders and provided the Company is diligently pursuing such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Common Stock on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition. The Company shall not be required to effect more than one registration on Form S-3 pursuant to this Section 3 during any six-month period.

     3.2 Any Holder of shares included in a registration statement on Form S-3 (the "S-3 Registration") pursuant to this Section 3 agrees that upon receipt of any notice from the Company that: (i) the Company has received an opinion of counsel that the making of offers and sales pursuant to the S-3 Registration would require the Company to amend or supplement a prospectus included therein to make additional disclosure (other than with respect to the Holders of such shares, the plan of distribution thereof or the sale thereof) and (ii) the Board of Directors of the Company has determined that making such disclosure would not be in the best interest of the Company's stockholders, the Company shall have the right to suspend sales under the S-3 Registration. Upon receipt of any such notice and notwithstanding Section 3(a), each holder of such shares will forthwith discontinue such holder's disposition of such shares pursuant to the S-3 Registration until the Company shall have provided notice that such holder may resume such disposition (each such period of discontinuation of disposition, a "Black-Out Period"); provided that (i) there shall be no more than two such Black-Out Periods in any year (years, for purposes of this provision being the 12-month periods commencing on the date the S-3 Registration becomes effective and ending on the first anniversary of such date); (ii) such Black-Out Periods shall not aggregate more than 90 days in any such year; (iii) no individual Black-Out Period shall be longer than 60 days; and (iv) no Black-Out Period shall be effective at any time when the Company is publicly selling shares of the capital stock of the Company.

     3.3 The managing underwriter or underwriters of any underwritten public offering covered pursuant to this Section 3 shall be selected by the Holders of a majority of the Common Shares that initiate such registration, subject to the approval of the Company, which shall not be unreasonably withheld.

     4. CONDITIONS OF OBLIGATIONS TO REGISTER SHARES. As conditions to the Company's obligation hereunder to cause a registration statement to be filed or Common Shares to be included in a registration statement, the Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration.

     5. REGISTRATION PROCEDURES. In connection with the registration of the Common Shares pursuant to Sections 2 or 3 hereof, the Company shall, as expeditiously as practicable:

     5.1 Prepare (and afford counsel for the sellers of Registrable Shares the opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such Common Shares as soon as practicable, but in no event later than 45 days (60 days if the applicable registration form is other than Form S-3) after the date notice is given, and use its best


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efforts to cause such registration statement to become effective within 90 days
(or 120 days if the applicable registration form is other than Form S-3) after the date notice is given.

     5.2 Prepare (and afford counsel for the sellers of Registrable Shares the opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably requested by any Holder of Registrable Shares being registered by such registration statement or any underwriter of Registrable Shares or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder, and to keep such registration statement effective until the second anniversary of the date of its effectiveness, in the case of a shelf registration pursuant to
Section 3, or for 120 days from the date of its effectiveness, in the case of any other registration.

     5.3 Furnish to each Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Common Shares owned by such Holder.

     5.4 Use its best efforts to register or qualify the Common Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each selling Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition of the Common Shares owned by such Holder in such jurisdictions during the period specified in Section 5.2, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

     5.5 Notify each Holder of any Common Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained or incorporated by reference in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder agrees, upon receipt of such notice, forthwith to cease making offers and sales of the Common Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to the Company, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder, provided that the Company shall forthwith prepare and furnish, after securing such approvals as may be necessary, to such Holder a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the Holders of such Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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     5.6 In connection with any registration that is underwritten, include such information in the registration statement and prospectus related thereto (or in any amendment or supplement thereof) as may be reasonably requested by the underwriter or underwriters even if not required by Form S-3.

     5.7 Enter into such agreements (including an underwriting agreement) and do anything else necessary or advisable in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, whether or not the registration is an underwritten registration:

          (a) make such representations and warranties to the Holders of such Registrable Shares and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

          (b) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, if any, and the Holders of a majority of the Registrable Shares being sold) addressed to each selling Holder and the underwriter, if any, covering the matters customarily covered in opinions delivered to underwriters in primary underwritten offerings and such other matters as may be reasonably requested by such Holders or underwriters;

          (c) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Registrable Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

          (d) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures of
Section 7 hereof with respect to all parties to be indemnified pursuant to such Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

          (e) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Shares being sold and the managing underwriter, if any, to evidence compliance with clause (a) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Holders of a majority of the Registrable Shares being sold.

         5.8 Make available for inspection by representatives of the Holders of a majority of the Registrable Shares being sold, any underwriter participating in any disposition pursuant to such


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Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration and to participate in any roadshow presentation reasonably requested by the managing underwriter in any underwritten offering; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order.

     5.9 Promptly notify all selling Holders of any stop order or similar proceeding initiated by state or federal regulatory bodies and use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

     6. ALLOCATION OF EXPENSES. All expenses incurred by the Company in complying with any of the foregoing provisions hereof, including, without limitation, all federal and state registration, qualification and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers), printing, word processing, messenger, telephone and delivery, expenses, any premium or other expenses involved in securing a policy or policies of registration insurance (but only if the Company in its sole discretion shall choose to secure such a policy or policies, such policy or policies hereinafter referred to as "registration insurance"), fees and disbursements of counsel for the Company, counsel for the underwriters and of one counsel for the selling Holders, accountants' fees and expenses incident to or required by any such registration, and fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating the to the distribution of the Registrable Shares), are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares hereunder are herein called "Selling Expenses." If the Company is required by the provisions hereof to use its best efforts to effect the registration of any of the Common Shares under the Securities Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne as follows:

     (a) Except as specifically provided herein, all Registration Expenses incurred in connection with any registration pursuant to Sections 2 or 3 shall be borne by the Company. The Company shall not, however, be required to pay the Registration Expenses relating to any registration pursuant to
     Section 3, the request for which has been subsequently withdrawn by the Holders unless (i) the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request, or (ii) a majority in interest of the Holders agree to forfeit their right to one requested registration pursuant to
     Section 3, in which event such right shall be forfeited by all Holders (it being understood that the Holders of Registrable Shares shall not be deemed to have forfeited such right if the Holders agree to pay the Registration Expenses of such withdrawn registration statement).


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     (b) Selling Expenses shall be borne respectively by the Holders including
     Common Shares in the registration in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.


     7. INDEMNIFICATION AND CONTRIBUTION.

     7.1 In the event of any registration of any of the Common Shares under the Securities Act pursuant hereto, the Company will indemnify and hold harmless each Holder, each underwriter of such Common Shares, and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Holder, underwriter or controlling person specifically for use in the preparation thereof.

         7.2 In the event of any registration of any of the Common Shares under the Securities Act pursuant hereto, each selling Holder thereof, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein


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or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such selling Holder furnished in writing to the Company by or on behalf of such selling Holder specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement, provided that the obligations of such selling Holders hereunder shall be limited to an amount equal to the net proceeds to each selling Holder of Common Shares sold in connection with such registration.

     7.3 Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense, provided that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would, in the judgment of the Indemnified Party based on the advice of counsel, be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         7.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Section 7, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and such selling Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such selling Holder is responsible for the portion represented by the percentage that the public offering price of its Common Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion, provided that, in any such


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case, (A) no such selling Holder will be required to contribute any amount in excess of the net proceeds to it of all Common Shares sold by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     7.5 In the event that Common Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Sections 2 or 3, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     7.6 To the extent not prohibited by law and in addition to any other rights granted by the Company's Certificate of Incorporation, By-laws or otherwise, in the event that a Holder or any representative of a Holder who is a director of the Company shall be made or threatened to be made a party to any action, suit or proceeding with respect to which such Holder or director shall be entitled to indemnification by the Company pursuant to this Agreement or its Certificate of Incorporation, By-laws, or otherwise, the Holder or any director who is a representative of the Holder shall be entitled to be represented in such action, suit or proceeding by counsel of its choice and the reasonable expenses of such representation shall be reimbursed by the Company as provided in or authorized under this Agreement or said Certificate of Incorporation, By-laws or other provisions, as presently in effect (whether or not said Certificate of Incorporation or By-laws or other provisions are hereafter amended).

     8. OTHER REGISTRATION RIGHTS. The Company covenants that it will not make a future grant of any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any person (including, without limitation, voluntarily allowing such person to include such person's securities in the registration contemplated by Sections 2 or 3 hereof) other than pursuant to this Agreement, unless such rights are not granted priority over the rights of Holders of Registrable Securities pursuant to this Agreement.

     9. RULE 144 REPORTING; S-3 ELIGIBILITY. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

        (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act to maintain the Company's eligibility to file registration statements on Form S- 3; and


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        (c) furnish to each holder of Registrable Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares without registration.

     11. MISCELLANEOUS.

     11.1 All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto (including without limitation transferees of any Common Shares), whether so expressed or not. The Company agrees to extend the benefits of this Agreement to any Holder of Registrable Shares and such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

     11.2 All notices, requests, demands and other communications hereunder must be in writing and shall be delivered in person, mailed by prepaid certified or registered mail, return receipt requested, or sent by facsimile transmission, addressed as follows:

     (a) If to any Holder, at the address shown on the stock or transfer books of the Company unless such Holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement.

     (b) If to the Company, at 50 Washington Street, Westboro, Massachusetts 01581 to the attention of James K. Walsh, Executive Vice President and General Counsel, or to such other address as the Company shall have furnished to each Holder, with copies to Richard N. Hoehn, Esq., Choate, Hall & Stewart, 53 State Street, Boston, Massachusetts 02109.

or, in any case, at such other address or addresses as shall have been furnished in writing to the other parties in accordance with the provisions of this
Section 11.2. All such notices and communications shall be deemed to have been duly given when received.

     11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     11.4 This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and of the holders of at least a majority of the Common Shares held by all Holders.

     11.5 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

     11.6 (a) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each Holder shall agree not to effect any public sale or distribution (including any sale pursuant to Rule 144 or Rule 701 under the Securities Act) of any Common Shares or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the seven days prior to, or 90 days after, the effective date of such registration statement unless the underwriter of such offering otherwise agrees; provided, however, that all persons entitled to registration rights with respect to shares of the Company's Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell securities of the Company under the same circumstances and pursuant to the terms set forth in this Section 11.6.

     11.7 The Company agrees, if so required by the managing underwriter in any underwritten offering, not to sell, make any short sale of, loan, grant any option for the purchase of (other than pursuant to employee benefit plans), effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the 30 days prior to and the 90 days after any underwritten registration pursuant to Section 2 or 3 hereof has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto.

     11.8 If any provision of this Agreement shall be held to be illegal, invalid or unenforceable such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement unless the effect thereof would be to alter materially the effect of this Agreement, and this Agreement (if not so altered) shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     11.9 The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each Holder shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

     11.10 The parties hereby agree that any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of The Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and each of the parties irrevocably consents to the jurisdiction of such a court.


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














                     [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                                   VMARK SOFTWARE, INC.


                                                   By: /s/ Peter Gyenes
                                                       Chief Executive Officer


                                                       /s/James T. Dresher

                                    EXHIBIT A



HOLDER

Nick Akers                                   Peggy Allen
David Brunel                                 Douglas Armatage
Jeanne D. Butcher                            Gary Sing
Jeffrey M. Dresher                           Renmin Xiao
James T. Dresher                             Kim Skarda
James T. Dresher, Jr.                        Chen Li
JT Dresher Jr. Irrevocable Trust             Alford Neely
James T. Dresher, III                        Raguveer Venkatesan
Marcie Dresher                               Alan Mendelson
Joshua Dresher                               Laura Stern
Glenangus Holdings Corp.                     Societe Civile 02
Robert Guberud                               La Societe Financiere de Brienne
Martin Hart
Virginia D. Meoli
Harold Nussenfeld
Gary Olson
John Schaefer
System Builder Corp.
Integro Fiduciare SARL
Mike Kontorovich
Carol McIntosh
Jurgen Joarder
Massachusetts Mutual Life Insurance
Company
MassMutual Corporate Investors
MassMutual Participation Investors
MassMutual Corporate Value Partners
Limited
Colin Rogoff
Colin Brown
David Robertshaw
Gary Svoboda
Timothy Parrett
Thomas Schultz
Peter Cook
Jie Sun
Guo Zhong
Wallace Terhune